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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2016

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16430 N. Scottsdale Road Suite 400
Scottsdale AZ, 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (480) 781-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2016, David A. Roberts retired from his position as Executive Chairman of Carlisle Companies Incorporated (the “Company”).  Mr. Roberts will continue to serve as a member of the Company’s Board of Directors (the “Board”) and will serve as non-executive Chairman of the Board.

In connection with Mr. Roberts’ service as non-executive Chairman of the Board, he will receive an annual fee of $450,000, which will be paid in a combination of cash and shares of the Company’s common stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date: January 3, 2017	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President and Chief Financial Officer

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